Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
MARCH, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.1383%



        Excess Protection Level
          3 Month Average  6.09%
          March, 1999  6.73%
          February, 1999  6.06%
          January, 1999  5.46%


        Cash Yield                                  19.20%


        Investor Charge Offs                        5.12%


        Base Rate                                   7.34%


        Over 35 Day Delinquency                     4.94%


        Seller's Interest                           6.34%


        Total Payment Rate                          14.77%


        Total Principal Balance                     $ 40,628,355,078.94


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 2,576,435,560.45